Exhibit 10.1

                       SIXTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

                  This SIXTH AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of November 14, 2006, by and among All American Semiconductor, Inc., a Delaware corporation (the "Company"), Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent (the "Agent"), U.S. Bank National Association, as Co-Agent (the "Co-Agent"), and the lenders from time to time party thereto (the "Lenders").

                  WHEREAS, the Company, the Agent, the Co-Agent and the Lenders are parties to a certain Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005, as amended by that certain Third Amendment to Credit Agreement dated as of March 31, 2006, as amended by that certain Fourth Amendment to Credit Agreement dated as of May 22, 2006, and as amended by that certain Fifth Amendment to Credit Agreement dated as of August 14, 2006; and

                  WHEREAS, the Company has requested that the Agent and the Lenders agree to amend certain provisions of the Credit Agreement, as more particularly set forth herein;

                  NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows effective as of September 30, 2006:

                  1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

                  2. Amendments. Subject to prior satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Clause (b) of the definition of "Borrowing Base" set forth in Section 5.1 of the Credit Agreement (Definitions) is hereby amended by deleting the reference to "$53,000,000" in subparagraph (i) thereof and replacing it with "$46,000,000".

                  (b) The grid contained in the definition of "Applicable Margin" set forth in Section 5.1 of the Credit Agreement (Definitions) is hereby amended and restated in its entirety as follows:

         ----------------------------------------------------------------------------------------------------------
         Level        Debt Service          Applicable Margin for     Applicable Margin for      Applicable Margin
                      Coverage Ratio for    Base Rate Loans Under     Eurodollar Loans Under     for Commitment
                      such Pricing Date     Revolving Credit and      Revolving Credit and       Fees Shall be:
                                            Reimbursement             Letter of Credit Fees
                                            Obligations Shall be:     Shall be:
         ----------------------------------------------------------------------------------------------------------
         I            Greater than 2.75     0.00%                     2.00%                      0.15%
                      to 1.00
         ----------------------------------------------------------------------------------------------------------
         II           Less than or equal    0.25%                     2.25%                      0.15%
                      to 2.75 to 1.0, but
                      greater than 2.00
                      to 1.00
         ----------------------------------------------------------------------------------------------------------
         III          Less than or equal    0.50%                     2.50%                      0.15%
                      to 2.00 to 1.0, but
                      greater than 1.25
                      to 1.00
         ----------------------------------------------------------------------------------------------------------
         IV           Less than or equal    0.75%                     2.75%                      0.15%
                      to 1.25 to 1.0, but
                      greater than 1.05
                      to 1.00
         ----------------------------------------------------------------------------------------------------------
         V            Less than or equal    1.00%                     3.00%                      0.15%
                      to 1.05 to 1.00
         ----------------------------------------------------------------------------------------------------------

                  (c) Section 8.5(b) of the Credit Agreement (Financial Reports) is hereby amended by amending and restating the proviso at the end of such Section in its entirety as follows:

         "; provided, that for each calendar month ending on or after August 31, 2006, the Borrower shall furnish such consolidated Receivables and accounts payable agings as soon as available, and in any event within 12 days after the last day of such calendar month."

                  (d) Section 8.5 of the Credit Agreement (Financial Reports) is hereby further amended by deleting the word "and" at the end of subsection (l) thereof, replacing the "." at the end of subsection (m) thereof with "; and", and inserting as a new subsection (n) thereof the following:

         "(n)     on December 15, 2006 and each Wednesday thereafter (or on the next succeeding Business Day if such Wednesday is not a Business Day), a 13-week cash flow forecast in form, substance and detail reasonably satisfactory to the Administrative Agent, which sets forth: (i) the projected cash receipts and disbursements of the Designated Companies for the immediately following 13 weeks, and (ii) a reconciliation of the projected cash receipts and disbursements for the immediately preceding week with the actual cash receipts and disbursements for such week."

                  (e) Section 8.5(g) of the Credit Agreement (Financial Reports) is hereby amended and restated in its entirety as follows:

         "(g)     as soon as available, and in any event within 45 days after the end of each fiscal year of the Borrower, a copy of a consolidated business plan of the Designated Companies for the following fiscal year, such business plan to show the projected consolidated revenues, expenses, balance sheet, financial covenant calculations, cash flows and Borrowing Base calculations of the Designated Companies on an annual basis and on a fiscal month-by-month basis; in each case such business plans shall be in reasonable detail and otherwise in form, substance and scope reasonably satisfactory to the Administrative Agent and shall include a summary of all assumptions and qualifications made in preparing such business plans; provided, that: (i) on or prior to January 15, 2007, the Borrower shall provide the Administrative Agent and each Lender with a business plan of the Designated Companies for fiscal year 2007 in the form described above and otherwise in form and substance reasonably satisfactory to the Administrative Agent; and (ii) on or prior to January 31, 2007, Borrower shall make necessary and appropriate representatives available for a meeting with the Administrative Agent, the Lenders and their advisors to review such fiscal year 2007 business plan and answer questions of the Administrative Agent and Lenders with respect thereto."

                  (f) The last sentence of Section 8.5 of the Credit Agreement (Financial Reports) is hereby amended and restated in its entirety as follows:

         "The Administrative Agent agrees to promptly forward to each Lender any of the foregoing reports or notices received by the Administrative Agent under clauses (a), (e), (f), (h), (i), (j), (m) and (n) above or any other reports or notices described above that are at any time requested by such Lender."

                  (g) Section 8.6 of the Credit Agreement (Inspection; Appraisals) is hereby amended by adding the parenthetical "(including, without limitation, a professional consulting firm retained by Administrative Agent at its discretion or at the direction of the Required Lenders, in each case during the existence and continuance of any Event of Default)" immediately following the text "Administrative Agent and each of its duly authorized representatives and agents" in the first sentence thereof.

                  (h) Section 8.22(a) of the Credit Agreement (Tangible Net Worth) is hereby amended and restated in its entirety as follows:

         "(a)     Tangible Net Worth. Tangible Net Worth shall not, on the last day of any calendar quarter in any period set forth below, be less than the amount set forth below such period:

         Period                                                 Amount
         ------                                                 ------

         March 31, 2006 through and including                   $21,000,000

         June 30, 2006

         September 30, 2006                                     No test required

         December 31, 2006                                      $20,000,000

         March 31, 2007 and thereafter                          $21,000,000"

                  (i) Section 8.22(c) of the Credit Agreement (Debt Service Coverage Ratio) is hereby amended and restated in its entirety as follows:

         "(c)     Debt Service Coverage Ratio. The Debt Service Coverage Ratio
         shall not, on the last day of any calendar quarter in any period set forth below, for the 12 month period ending on such date, be less than the ratio set forth below opposite such period:

         Period                                                 Amount
         ------                                                 ------

         June 30, 2006 through and including                    No test required
         September 30, 2006

         December 31, 2006 and thereafter                       1.10 to 1.0"

                  (j) Section 8.22(e) of the Credit Agreement (Inventory Value) is hereby amended and restated in its entirety as follows:

         "(e) Inventory Value. The aggregate book value of the Inventory of the Designated Companies as of each date set forth below, as reflected in the consolidated Inventory stock status report with respect to such date to be delivered by the Borrower pursuant to Section 8.5(b), shall not be greater than the amount set forth below opposite such date:

         Date                                                    Amount
         ----                                                    ------

         September 30, 2006                                      $90,730,000

         October 31, 2006                                        $88,000,000

         November 30, 2006                                       $85,000,000

         December 31, 2006 and the last day of                   $83,000,000"
         each calendar month thereafter

                  (k) Section 8.22(f) of the Credit Agreement (Aging of Receivables) is hereby amended and restated in its entirety as follows:

         "(f)     Aging of Receivables. The aggregate value of ineligible
         Receivables of the Designated Companies that remain unpaid ninety or more days past the applicable invoice dates, as reflected in the consolidated Receivables agings for the months ended on such dates to be delivered by the Borrower pursuant to Section 8.5(b), on each date set forth below, shall not be greater than the amount set forth below opposite such date:

         Date                                     Amount
         ----                                     ------

         August 31, 2006                          Amount at July 31, 2006, minus
                                                  $750,000

         September 30, 2006                       Amount at July 31, 2006, minus
                                                  $1,500,000

         October 31, 2006                         Amount at September 30, 2006,
                                                  minus $200,000

         November 30, 2006                        Amount at September 30, 2006,
                                                  minus $400,000

         December 31, 2006                        Amount at September 30, 2006,
                                                  minus $800,000

         January 31, 2007                         Amount at September 30, 2006,
                                                  minus $1,200,000

         February 28, 2007, and the last day of   Amount at September 30, 2006,
         each calendar month thereafter           minus $1,600,000"

                  (l) Section 8.22(g) of the Credit Agreement (Excess Availability) is hereby amended and restated in its entirety as follows:

         "(g)     Excess Availability. On each Business Day from and including
         October 16, 2006 through and including November 14, 2006, other than up to 7 individual Business Days during such period, Excess Availability for such day, as evidenced by the Administrative Agent's records and Borrowing Base Certificates delivered pursuant to Section 8.5(a) (with the Administrative Agent's records controlling in the event of any conflict with any such Borrowing Base Certificate), shall be equal to or greater than $3,000,000. On each Business Day on and after November 15, 2006, Excess Availability for such day, as evidenced by the Administrative Agent's records and the Borrowing Base Certificates delivered pursuant to Section 8.5(a) (with the Administrative Agent's records controlling in the event of any conflict with any such Borrowing Base Certificate), shall be equal to or greater than $1,500,000."

                  (m) A new section 8.22(h) is hereby added to the Credit Agreement, as follows:

         "(h)     EBITDA. EBITDA for the Designated Companies for the twelve month period ending on any date set forth below shall not be less than the amount set forth below opposite such date:

         Period                                              Amount
         ------                                              ------

         September 30, 2006                                  No test required

         December 31, 2006                                   $2,850,000

         March 31, 2007 and the last day of each             $3,000,000"
         calendar quarter thereafter

                  (n) Section 8.28 of the Credit Agreement is hereby amended by amending and restating the remainder of clause (a) thereof immediately following the words "recommended financial strategies for the Designated Companies" as follows:

         "and the consolidated business plan for fiscal year 2007 required to be delivered pursuant to Section 8.5(g), and the Borrower shall direct such consultant to provide to the Administrative Agent and the Lenders written and oral information reasonably requested by the Administrative Agent and the Lenders regarding the status and substance of its efforts on a regular basis, and"

                  (o) Section 9.1(c) of the Credit Agreement (Events of Default) is hereby amended and restated in its entirety as follows:

         "(c)     default in the observance or performance of any covenant set forth in (i) Section 8.5(a) or Section 8.5(n) hereof, which failure continues for 2 days after the occurrence thereof; (ii) Section 8.5(b) hereof, which failure continues for 3 days after the occurrence thereof; (iii) Section 8.5(c), (d), (e) or (f) hereof, which failure continues for 5 days after the occurrence thereof; (iv) Section 8.28 hereof, which failure continues for 10 days after the occurrence thereof; or (v) any provision hereof other than as set forth in clause
         (b) above or subclauses (i), (ii), (iii) or (iv) of this clause (c), which is not remedied within 15 days after the occurrence thereof."

                  (p) Section 12.15 of the Credit Agreement (Costs and Expenses; Indemnification) is hereby amended by amending and restating the first sentence of subsection (a) thereof as follows:

         "(a)     The Borrower agrees to pay all costs and expenses of the
         Administrative Agent in connection with the preparation, negotiation, and administration of the Loan Documents and any amendment, waiver or consent thereto, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and, during the existence and continuance of any Event of Default, a professional consulting firm retained by Administrative Agent to assess the Designated Companies' businesses and Property, together with any fees and charges suffered or incurred by Administrative Agent in connection with the periodic collateral filing fees and lien searches."

                  3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

                  (a) the Company shall have executed and delivered this Amendment, together with executed copies of each Reaffirmation of Guaranty attached hereto;

                  (b) no Default or Event of Default shall have occurred and be continuing; and

                  (c) the Company shall have paid to the Agent in immediately available funds, for the pro rata benefit of each Lender that has executed and delivered this Amendment to the Agent on or before 12 noon (Central time) on November 14, 2006, an amendment fee equal to $100,000, which fee shall be fully earned and non-refundable upon payment.

                  4. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Company and that this Amendment has been duly executed and delivered by the Company, (b) each of the representations and warranties set forth in Section 6 of the Credit Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof and after giving effect to the terms hereof, (c) no Default or Event of Default shall have occurred and be continuing immediately after giving effect to this Amendment, and (d) as of the date hereof, neither Borrower nor any other Designated Company has any rights of offset, defenses, claims or counterclaims with respect to any of the Obligations.

                  5. General Release. In consideration of, among other things, the execution and delivery of this Amendment by the Administrative Agent, Co-Agent and Lenders, Borrower, on behalf of itself and its subsidiaries, successors and assigns (collectively, the "Releasors"), hereby forever agrees and covenants not to sue or prosecute against any Lender Releasee (as defined below) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Lender Releasee (as defined below) from any and all actions, causes of action and other claims of any kind or nature that such Releasor now has or hereafter may have, whether known or unknown, against any or all of the Administrative Agent, Co-Agent or any Lender in any capacity, their respective successors and assigns, and each and all of the officers, directors, members, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the "Lender Releasees"), based in whole or in part on events, whether known or unknown, existing on or before the date hereof that relate to, arise out of or otherwise are in connection with the Loan Documents or the transactions contemplated thereby or any actions or omissions of the Lender Releasees in connection therewith.

                  6. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

                  7. Severability; Counterparts. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. This Amendment may be executed in one or more counterparts (including counterparts delivered by facsimile or other electronic transmission), each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

                  8. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                    ALL AMERICAN SEMICONDUCTOR, INC.,
                                      a Delaware corporation


                                    By: /s/ HOWARD L. FLANDERS
                                        -----------------------------------
                                        Name:  Howard L. Flanders
                                        Title: EVP & CFO

                                    HARRIS N.A., successor by merger to
                                     HARRIS TRUST AND SAVINGS BANK,
                                     as Administrative Agent and as a Lender


                                    By:    /s/ LANE POWERS
                                           -------------------------------------
                                    Name:  Lane Powers
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    U.S. BANK NATIONAL ASSOCIATION,
                                     as Co-Agent and as a Lender


                                    By:    /s/ THOMAS VISCONTI
                                           -------------------------------------
                                    Name:  Thomas Visconti
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    GMAC COMMERCIAL FINANCE LLC,
                                     as a Lender


                                    By:    /s/ MALCOLM FERGUSON
                                           -------------------------------------
                                    Name:  Malcolm Ferguson
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION,
                                     as a Lender


                                    By:    /s/ BRUCE METTEL
                                           -------------------------------------
                                    Name:  Bruce Mettel
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                      [Sixth Amendment To Credit Agreement]

                                    FIRST BANK BUSINESS CAPITAL, INC.
                                     f/k/a FB Commercial Finance, Inc., as a
                                     Lender


                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________


                      [Sixth Amendment To Credit Agreement]

                            REAFFIRMATION OF GUARANTY


                  In order to induce Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain Sixth Amendment to Credit Agreement of even date herewith (the "Amendment"), each of the undersigned hereby reaffirms its obligations under that certain Master Corporate Guaranty dated as of May 14, 2003 by it in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005, as amended by that certain Third Amendment to Credit Agreement dated as of March 31, 2006, as amended by that certain Fourth Amendment to Credit Agreement dated as of May 22, 2006, and as amended by that certain Fifth Amendment to Credit Agreement dated as of August 14, 2006, by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

                  Each of the undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

                  This Reaffirmation of Guaranty is dated as of November 14, 2006.


                               Access Micro Products, Inc.
                               All American A.V.E.D., Inc.
                               All American Added Value, Inc.
                               All American Semiconductor of Atlanta, Inc.
                               All American Semiconductor of Chicago, Inc.
                               All American Semiconductor of Florida, Inc.
                               All American Semiconductor of Huntsville, Inc. All American Semiconductor of Massachusetts, Inc. All American Semiconductor of Michigan, Inc.
                               All American Semiconductor of Minnesota, Inc.
                               All American Semiconductor of New York, Inc.
                               All American Semiconductor of Philadelphia, Inc. All American Semiconductor of Phoenix, Inc.
                               All American Semiconductor of Portland, Inc.
                               All American Semiconductor of Rockville, Inc.
                               All American Semiconductor of Salt Lake, Inc.
                               All American Semiconductor of Texas, Inc.
                               All American Semiconductor-Northern California, Inc.
                               All American Semiconductor of Washington, Inc. All American Technologies, Inc.
                               All American Transistor of California, Inc.
                               Aved Industries, Inc.
                               Palm Electronics Manufacturing Corp.
                               All American Semiconductor of Ohio, Inc.
                               All American Semiconductor of Wisconsin, Inc.
                               All American Semiconductor of Rhode Island, Inc. All American IDT, Inc.
                               AGD China, Inc.

                               Each by: /s/ HOWARD L. FLANDERS
                                        ----------------------------
                               Its:  EVP & CFO


                   [Designated Company Guaranty Reaffirmation]

                               AMERICAPITAL, LLC

                               By:  All American Semiconductor, Inc.,
                                    its sole member


                               By:  /s/ HOWARD L. FLANDERS
                                    --------------------------
                               Its: EVP & CFO


                   [Designated Company Guaranty Reaffirmation]

                            REAFFIRMATION OF GUARANTY


                  In order to induce Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain Sixth Amendment to Credit Agreement of even date herewith (the "Amendment"), the undersigned hereby reaffirms its obligations under that certain Corporate Guaranty and Covenant dated as of May 14, 2003 by it in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005, as amended by that certain Third Amendment to Credit Agreement dated as of March 31, 2006, as amended by that certain Fourth Amendment to Credit Agreement dated as of May 22, 2006, and as amended by that certain Fifth Amendment to Credit Agreement dated as of August 14, 2006, by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

                  The undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

                  This Reaffirmation of Guaranty is dated as of November 14, 2006.


                                    ALL AMERICAN SEMICONDUCTOR OF
                                    CANADA, INC.


                                    By: /s/ HOWARD L. FLANDERS
                                        ---------------------------
                                    Its:  EVP & CFO


       [All American Semiconductor of Canada, Inc. Guaranty Reaffirmation]